SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported) September 4, 1998
                                                -----------------

                     RIO HOTEL & CASINO, INC.
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        (Exact name of Registrant as specified in charter)

                              Nevada
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          (State or other jurisdiction of incorporation)

        1-11569                              95-3671082
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(Commission File Number)        (IRS Employee Identification No.)

3700 West Flamingo Road, Las Vegas, Nevada               89103
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (702) 252-7733
                                                   --------------

                          Not Applicable
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 (Former name or former address, if changed since last report)


   THIS DOCUMENT CONSISTS OF 11 PAGES.  THE EXHIBIT INDEX IS ON
                             PAGE 4.

ITEM 5.   OTHER EVENTS

       On August 9, 1998, Rio Hotel & Casino, Inc., a Nevada corporation ("Rio"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Harrah's Entertainment, Inc., a Delaware corporation ("Harrah's"), and HEI Acquisition Corp. III, a Nevada corporation ("MergerSub"), providing for the merger of MergerSub with and into Rio (the "Merger"), with Rio to be the surviving corporation. The Merger Agreement as executed contemplated that the Merger would be accounted for as a "pooling of interests" and included as a condition to Harrah's obligation to effect the Merger Harrah's receipt of a letter from its public accountants as to the appropriateness of such accounting treatment (the "Pooling Condition"). Having reviewed and evaluated all aspects of the Merger and having determined that the purchase method is the appropriate accounting treatment for this transaction, Rio, Harrah's and MergerSub today executed a First Amendment to the Agreement and Plan of Merger (the "Amendment"), eliminating the Pooling Condition as well as certain other provisions related to pooling of interests accounting treatment.

        For additional information concerning the foregoing, reference is made to Rio's press release dated September 4, 1998, and the Amendment, copies of which are attached as exhibits hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               2.1 First Amendment to the Agreement and Plan of Merger, dated as of September 4, 1998, by and among Harrah's Entertainment, Inc., HEI Acquisition Corp. III and Rio Hotel & Casino, Inc.

                20.1  Text  of Press Release, dated September  4,
                      1998.

                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               RIO HOTEL & CASINO, INC.
                                     (Registrant)



Date:  September 4, 1998       By: /s/ Ronald J. Radcliffe
                                   ------------------------------
                                   Ronald J. Radcliffe
                                   Vice President, Chief
                                   Financial Officer and
                                   Treasurer

[CAPTION]

                          EXHIBIT INDEX
                          -------------


Exhibit                                                  Page
NUMBER                     DESCRIPTION                   NUMBER
-------                    -----------                   -------

2.1      First  Amendment to the Agreement and  Plan  of    5
         Merger, dated as of September 4, 1998,  by  and
         among   Harrah's   Entertainment,   Inc.,   HEI
         Acquisition Corp. III and Rio Hotel  &  Casino,
         Inc.

20.1     Text  of  Press  Release,  dated  September  4,    10
         1998.


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